PROSPECTUS SUPPLEMENT -- AUG. 1, 2005

American Express Cash Reserve Certificate (April 27, 2005) S-6000 W
American Express Equity Indexed Savings Certificates (April 27, 2005) S-6034 Y American Express Flexible Savings Certificate (April 27, 2005) S-6000 W American Express Installment Certificate (April 27, 2005) S-6000 W
American Express Market Strategy Certificate (April 27, 2005) S-6000 W American Express Stock Market Certificate (April 27, 2005) S-6000 W

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors unit. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors unit are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Certificate Company, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Certificates, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management.

On Aug. 1, 2005, American Express Certificate Company, which is currently the issuer of the American Express Certificates, changed its name to Ameriprise Certificate Company. Ameriprise Financial will own all of the outstanding stock of the Ameriprise Certificate Company. American Express Certificates will become Ameriprise Certificates in the fourth quarter of 2005.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Finanical that provide services to American Express Certificate Company.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

S-6000-2 A (8/05)